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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934, as amended

      Date of Report (Date of earliest event reported): December 10, 1996

              AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION

           (as depositor under the Pooling and Servicing Agreement,
          dated as of December 1, 1996, providing for the issuance of
             Mortgage Pass-Through Certificates, Series 1996-FHA1)

              AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Arizona                        33-92146                 0742739
----------------------------            -----------        ---------------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation                   File Number)       Identification Number

2390 Camelback Road, Suite 225, Phoeniz, Arizona              85016
------------------------------------------------             -------
   (Address of Principal Executive Offices)                 (Zip Code)

      Registrant's telephone number, including area code: (602) 381-8960

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Item 5. Other Events

Description of the Certificates and the Mortgage Pool

     The Registrant has filed a Registration Statement on Form S-3
(No. 33-92146) relating to the registration of Mortgage Securities. In connection with the offer of such Mortgage Securities in an underwritten transaction, Donaldson, Lufkin & Jenrette Securities Corporation, acting as underwriter, intends to furnish prospective investors with a preliminary computational, structural and collateral terms sheet. A copy of such preliminary computational, structural and collateral terms sheet is included as an exhibit hereto.

Item 7. Financial Statements and Exhibits

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits

        Exhibit No.       Description
        -----------       -----------

            99. Greystone/Daiwa, FHA/GNMA Securitization, American Southwest Financial Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-FHA1

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 1996

                                AMERICAN SOUTHWEST FINANCIAL SECURITIES
                                CORPORATION

                                By: /s/ Jeffrey A. Newman
                                    -------------------------
                                    Name:  Jeffrey A. Newman
                                    Title: President